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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                      Pursuant to Section 13 or 15d of the
                         Securities Exchange Act of 1934


Date of Report (Date of
earliest event reported)
October 31, 1991
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                          WILMINGTON TRUST CORPORATION
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             (Exact name of registrant as specified in its chapter)


                         Commission File Number 1-14659



            Delaware                                     51-0328154
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(State or other jurisdiction                           (IRS Employer
      of incorporation)                           Identification Number)


Wilmington Trust Corporation
Rodney Square North
1100 North Market Street
Wilmington, Delaware                                       19890
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(Address of principal executive offices)                 (Zip Code)



       Registrant's telephone number, including area code: (302) 651-1000


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         (Former names or former address, if changed since last report)
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Item 5.  Other Matters.

      The registration statements Wilmington Trust Corporation (the "Corporation") filed with the Securities and Exchange Commission on the dates indicated below cover securities issued in connection with the 100% stock dividends the Corporation has declared since those registration statements were filed as well as future stock dividends the Corporation may pay:

      1. Registration Statement on Form S-3 filed on October 31, 1991 (Registration No. 33-43675);

      2. Registration Statement on Form 8-A filed on January 30, 1995 (Registration No. 0-25442);

      3. Registration Statement on Form S-8 filed on April 23, 1996 (Registration No.333-4042);

      4. Registration Statement on Form S-8 filed on December 22, 1998 (Registration No. 333-69479);

      5. Registration Statement on Form S-3 declared effective on August 10, 1999 (Registration No. 333-69453);

      6. Registration Statement on Form S-8 filed on May 26, 2000 (Registration No. 333-37928);

      7. Registration Statement on Form S-8 filed on April 23, 2002 (Registration No. 333-86748); and

      8. Registration Statement on Form S-3 filed on January 4, 2002 (Registration No.333-76332).
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SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        WILMINGTON TRUST CORPORATION




Dated: October 28, 2003
                                         By:      /s/ Gerard A. Chamberlain
                                                  ------------------------------
                                       Name:      Gerard A. Chamberlain,
                                      Title:      Vice President and
                                                  Assistant Secretary
                                                  (Authorized Officer)